                                                                   EXHIBIT 1(hh)

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

     AMERICAN CENTURY MUTUAL FUNDS, INC., a Maryland corporation whose principal
Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST:  The  Corporation  is  registered  as an open-end  company under the
Investment Company Act of 1940.

     SECOND: Pursuant to authority expressly vested in the Board of Directors by
Article  FIFTH and  Article  SEVENTH of the  Articles  of  Incorporation  of the
Corporation,  the Board of Directors of the  Corporation  has  increased in some cases and  decreased  in some  cases the  number of shares of  capital  stock of certain series that the  Corporation  has authority to issue in accordance  with
Section 2-105(c) of the Maryland General Corporation Law (the "Reallocation").

     THIRD:  Immediately  prior  to the  Reallocation  the  Corporation  had the authority to issue Eleven Billion One Hundred Million (11,100,000,000) shares of capital stock. Following the Reallocation,  the Corporation has the authority to issue  Eleven  Billion One Hundred  Million  (11,100,000,000)  shares of capital stock.

     FOURTH:  The par value of shares of the Corporation's  capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

     FIFTH:  Immediately prior to the  Reallocation,  the aggregate par value of all shares of stock that the Corporation was authorized to issue was One Hundred
Eleven Million Dollars ($111,000,000).  After giving effect to the Reallocation, the  aggregate  par  value of all  shares  of  stock  that  the  Corporation  is authorized to issue is One Hundred Eleven Million Dollars ($111,000,000).

     SIXTH:  Immediately prior to the Reallocation,  the eighteen (18) Series of stock of the  Corporation  and the number of shares and  aggregate  par value of each was as follows:

                                                                  AGGREGATE
SERIES                            NO. OF SHARES                   PAR VALUE
------                            -------------                   ---------
Growth Fund                       1,310,000,000                 $13,100,000
Select Fund                         515,000,000                   5,150,000
Ultra Fund                        3,950,000,000                  39,500,000
Vista Fund                        1,200,000,000                  12,000,000
Heritage Fund                       640,000,000                   6,400,000
Giftrust Fund                       200,000,000                   2,000,000
Balanced Fund                       265,000,000                   2,650,000
New Opportunities Fund              300,000,000                   3,000,000
Capital Value Fund                  265,000,000                   2,650,000
Veedot Fund                         300,000,000                   3,000,000
Capital Growth Fund                 710,000,000                   7,100,000
New Opportunities II Fund           375,000,000                   3,750,000
Fundamental Equity Fund             460,000,000                   4,600,000
Focused Growth Fund                 100,000,000                   1,000,000
Small Cap Growth Fund               155,000,000                   1,550,000
Mid Cap Growth Fund                 155,000,000                   1,550,000
NT Growth Fund                      100,000,000                   1,000,000
NT Vista Fund                       100,000,000                   1,000,000

The par  value of each  share of stock in each  Series is One Cent  ($0.01)  per share.

     SEVENTH:  Immediately prior to the  Reallocation,  the number of shares and aggregate par value of each allocated among the Classes of shares is as follows:

                                                                      AGGREGATE
SERIES NAME                 CLASS NAME          NO. OF SHARES         PAR VALUE
-----------                 ----------          -------------         ---------
Growth Fund                 Investor              800,000,000        $8,000,000
                            Institutional         150,000,000         1,500,000
                            Advisor               210,000,000         2,100,000
                            R                      50,000,000           500,000
                            C                     100,000,000         1,000,000

Select Fund                 Investor              300,000,000         3,000,000
                            Institutional          40,000,000           400,000
                            Advisor                50,000,000           500,000
                            A                      25,000,000           250,000
                            B                      25,000,000           250,000
                            C                      25,000,000           250,000
                            R                      50,000,000           500,000

Ultra Fund                  Investor            3,500,000,000        35,000,000
                            Institutional         200,000,000         2,000,000
                            Advisor               100,000,000         1,000,000
                            R                      50,000,000           500,000
                            C                     100,000,000         1,000,000

Vista Fund                  Investor              800,000,000         8,000,000
                            Institutional          80,000,000           800,000
                            Advisor               210,000,000         2,100,000
                            C                     100,000,000         1,000,000
                            R                      10,000,000           100,000

Heritage Fund               Investor              400,000,000         4,000,000
                            Institutional          40,000,000           400,000
                            Advisor               100,000,000         1,000,000
                            C                     100,000,000         1,000,000

Giftrust Fund               Investor              200,000,000         2,000,000

Balanced Fund               Investor              200,000,000         2,000,000
                            Institutional          15,000,000           150,000
                            Advisor                50,000,000           500,000

New Opportunities Fund      Investor              300,000,000         3,000,000

                                                                      AGGREGATE
SERIES NAME                 CLASS NAME          NO. OF SHARES         PAR VALUE
-----------                 ----------          -------------         ---------
Capital Value Fund          Investor              200,000,000         2,000,000
                            Institutional          15,000,000           150,000
                            Advisor                50,000,000           500,000

Veedot Fund                 Investor              200,000,000         2,000,000
                            Institutional          50,000,000           500,000
                            Advisor                50,000,000           500,000

New Opportunities II Fund   Investor              250,000,000         2,500,000
                            Institutional          50,000,000           500,000
                            A                      25,000,000           250,000
                            B                      25,000,000           250,000
                            C                      25,000,000           250,000

Capital Growth Fund         Investor              300,000,000         3,000,000
                            Institutional          50,000,000           500,000
                            R                      60,000,000           600,000
                            A                     100,000,000         1,000,000
                            B                     100,000,000         1,000,000
                            C                     100,000,000         1,000,000

Fundamental Equity Fund     Investor              200,000,000         2,000,000
                            Institutional          50,000,000           500,000
                            R                      60,000,000           600,000
                            A                      50,000,000           500,000
                            B                      50,000,000           500,000
                            C                      50,000,000           500,000

Focused Growth Fund         Investor              100,000,000         1,000,000

Small Cap Growth Fund       Investor               55,000,000           550,000
                            Institutional          50,000,000           500,000
                            A                      20,000,000           200,000
                            B                      10,000,000           100,000
                            C                      10,000,000           100,000
                            R                      10,000,000           100,000

Mid Cap Growth Fund         Investor               55,000,000           550,000
                            Institutional          50,000,000           500,000
                            A                      20,000,000           200,000
                            B                      10,000,000           100,000
                            C                      10,000,000           100,000
                            R                      10,000,000           100,000

NT Growth Fund              Institutional         100,000,000         1,000,000

NT Vista Fund               Institutional         100,000,000         1,000,000

     EIGHTH: Pursuant to authority expressly vested in the Board of Directors by
Article  FIFTH and  Article  SEVENTH of the  Articles  of  Incorporation  of the
Corporation,  the Board of Directors of the  Corporation  has  allocated  Eleven
Billion One Hundred  Million  (11,100,000,000)  shares of the Eleven Billion One
Hundred  Million  (11,100,000,000)  shares of  authorized  capital  stock of the
Corporation  among  the  sixteen  (16)  Series  of stock of the  Corporation  as follows:

                                                                AGGREGATE
SERIES                             NO. OF SHARES                PAR VALUE
------                             -------------                ---------
Growth Fund                        1,310,000,000              $13,100,000
Select Fund                          515,000,000                5,150,000
Ultra Fund                         3,950,000,000               39,500,000
Vista Fund                         1,200,000,000               12,000,000
Heritage Fund                        640,000,000                6,400,000
Giftrust Fund                        200,000,000                2,000,000
Balanced Fund                        265,000,000                2,650,000
New Opportunities Fund               300,000,000                3,000,000
Capital Value Fund                   265,000,000                2,650,000
Veedot Fund                          300,000,000                3,000,000
Capital Growth Fund                  710,000,000                7,100,000
New Opportunities II Fund            375,000,000                3,750,000
Fundamental Equity Fund              460,000,000                4,600,000
Focused Growth Fund                  100,000,000                1,000,000
Small Cap Growth Fund                155,000,000                1,550,000
Mid Cap Growth Fund                  155,000,000                1,550,000
NT Growth Fund                       100,000,000                1,000,000
NT Vista Fund                        100,000,000                1,000,000

     NINTH:  Pursuant to authority expressly vested in the Board of Directors by
Article FIFTH and Article SEVENTH of the Articles of Incorporation, the Board of
Directors of the  Corporation (a) has duly  established  classes of shares (each hereinafter referred to as a "Class") for the Series of the capital stock of the
Corporation and (b) has allocated the shares designated to the Series in Article
EIGHTH above among the Classes of shares. As a result of the action taken by the
Board of Directors, the Classes of shares of the sixteen (16) Series of stock of the  Corporation  and the number of shares and aggregate par value of each is as follows:

                                                                      AGGREGATE
SERIES NAME                 CLASS NAME            NO. OF SHARES       PAR VALUE
-----------                 ----------            -------------       ---------
Growth Fund                 Investor              800,000,000        $8,000,000
                            Institutional         150,000,000         1,500,000
                            Advisor               210,000,000         2,100,000
                            R                      50,000,000           500,000
                            C                     100,000,000         1,000,000

                                                                      AGGREGATE
SERIES NAME                 CLASS NAME            NO. OF SHARES       PAR VALUE
-----------                 ----------            -------------       ---------
Select Fund                 Investor              300,000,000         3,000,000
                            Institutional          40,000,000           400,000
                            Advisor                50,000,000           500,000
                            A                      25,000,000           250,000
                            B                      25,000,000           250,000
                            C                      25,000,000           250,000
                            R                      50,000,000           500,000

Ultra Fund                  Investor            3,500,000,000        35,000,000
                            Institutional         200,000,000         2,000,000
                            Advisor               100,000,000         1,000,000
                            R                      50,000,000           500,000
                            C                     100,000,000         1,000,000

Vista Fund                  Investor              800,000,000         8,000,000
                            Institutional          80,000,000           800,000
                            Advisor               210,000,000         2,100,000
                            C                     100,000,000         1,000,000
                            R                      10,000,000           100,000

Heritage Fund               Investor              400,000,000         4,000,000
                            Institutional          40,000,000           400,000
                            Advisor               100,000,000         1,000,000
                            C                     100,000,000         1,000,000

Giftrust Fund               Investor              200,000,000         2,000,000

Balanced Fund               Investor              200,000,000         2,000,000
                            Institutional          15,000,000           150,000
                            Advisor                50,000,000           500,000

New Opportunities Fund      Investor              300,000,000         3,000,000

Capital Value Fund          Investor              200,000,000         2,000,000
                            Institutional          15,000,000           150,000
                            Advisor                50,000,000           500,000

Veedot Fund                 Investor              200,000,000         2,000,000
                            Institutional          50,000,000           500,000
                            Advisor                50,000,000           500,000

New Opportunities II Fund   Investor              175,000,000         1,750,000
                            Institutional          50,000,000           500,000
                            A                     100,000,000         1,000,000
                            B                      25,000,000           250,000
                            C                      25,000,000           250,000

                                                                      AGGREGATE
SERIES NAME                 CLASS NAME            NO. OF SHARES       PAR VALUE
-----------                 ----------            -------------       ---------
Capital Growth Fund         Investor              300,000,000         3,000,000
                            Institutional          50,000,000           500,000
                            R                      60,000,000           600,000
                            A                     100,000,000         1,000,000
                            B                     100,000,000         1,000,000
                            C                     100,000,000         1,000,000

Fundamental Equity Fund     Investor              200,000,000         2,000,000
                            Institutional          50,000,000           500,000
                            R                      60,000,000           600,000
                            A                      50,000,000           500,000
                            B                      50,000,000           500,000
                            C                      50,000,000           500,000

Focused Growth Fund         Investor              100,000,000         1,000,000

Small Cap Growth Fund       Investor               55,000,000           550,000
                            Institutional          50,000,000           500,000
                            A                      20,000,000           200,000
                            B                      10,000,000           100,000
                            C                      10,000,000           100,000
                            R                      10,000,000           100,000

Mid Cap Growth Fund         Investor               55,000,000           550,000
                            Institutional          50,000,000           500,000
                            A                      20,000,000           200,000
                            B                      10,000,000           100,000
                            C                      10,000,000           100,000
                            R                      10,000,000           100,000

NT Growth Fund              Institutional         100,000,000         1,000,000

NT Vista Fund               Institutional         100,000,000         1,000,000

     TENTH:  Except as  otherwise  provided by the express  provisions  of these
Articles  Supplementary,  nothing herein shall limit, by inference or otherwise, the  discretionary  right of the Board of  Directors to  serialize,  classify or reclassify and issue any unissued  shares of any Series or Class or any unissued shares that have not been  allocated  to a Series or Class,  and to fix or alter all terms thereof,  to the full extent provided by the Articles of Incorporation of the Corporation.

     ELEVENTH: A description of the series and classes of shares,  including the
preferences,   conversion  and  other  rights,   voting  powers,   restrictions,
limitations  as to  dividends,  qualifications,  and  terms and  conditions  for redemption is set forth in the Articles of  Incorporation of the Corporation and
is not  changed by these  Articles  Supplementary,  except  with  respect to the creation and/or designation of the various Series.

     TWELFTH: The Board of Directors of the Corporation duly adopted resolutions dividing into Series and Classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles Supplementary.

     IN WITNESS WHEREOF,  AMERICAN  CENTURY MUTUAL FUNDS,  INC. has caused these
Articles  Supplementary  to be signed  and  acknowledged  in its name and on its behalf by its Vice President and attested to by its Assistant  Secretary on this
14th day of November, 2006.

ATTEST:                                     AMERICAN CENTURY MUTUAL FUNDS, INC.

/s/ Otis H. Cowan                           /s/ David H. Reinmiller
---------------------------------------     ------------------------------------
Name:  Otis H. Cowan                        Name:  David H. Reinmiller
Title: Assistant Secretary                  Title: Vice President

     THE UNDERSIGNED Vice President of AMERICAN CENTURY MUTUAL FUNDS,  INC., who
executed on behalf of said Corporation the foregoing  Articles  Supplementary to the Charter, of which this certificate is made a part, hereby  acknowledges,  in the  name  of  and  on  behalf  of  said  Corporation,  the  foregoing  Articles
Supplementary  to the Charter to be the corporate act of said  Corporation,  and further  certifies  that, to the best of his knowledge,  information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects under the penalties of perjury.

November 14, 2006                  /s/ David H. Reinmiller
                                   --------------------------------------------
                                   David H. Reinmiller, Vice President